UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COPART, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Copart Tower

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

(972) 391-5000

October 13, 2022

Dear Stockholder:

You are cordially invited to attend Copart, Inc.’s (“Copart”) special meeting of stockholders on Monday, October 31, 2022, at 8:00 a.m., Central Time, at Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

The matters to be acted on at the special meeting of stockholders are described in the enclosed notice and proxy statement.

We realize that you may not be able to attend the special meeting of stockholders and vote your shares at the meeting. However, regardless of your meeting attendance, we need your vote. We urge you to ensure that your shares are represented by voting in advance of the meeting on the Internet or via a toll-free telephone number, by completing, signing and returning the proxy card that is provided. If you decide to attend the special meeting of stockholders, you may revoke your proxy at that time and vote your shares at the meeting.

Thank you for your ongoing support of Copart. We look forward to seeing you at our special meeting.

Sincerely,

WILLIS J. JOHNSON Chairman

This notice of our special meeting of stockholders and proxy statement are being made available on or about October 13, 2022 to all stockholders of record entitled to vote at the special meeting.

COPART, INC.

Copart Tower

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

(972) 391-5000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m., Central Time, on Monday, October 31, 2022.

Place	Copart’s corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

Items of Business

•  To approve an amendment and restatement of the Company’s Certificate of Incorporation to (i) increase the number of shares of our common stock authorized for issuance from 400,000,000 shares to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of the Company’s common stock in the form of a stock dividend, and (ii) make certain other changes as set forth in Appendix A attached to the proxy statement accompanying this notice of special meeting of stockholders (the “Authorized Share Increase Proposal”).

• To authorize the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal.

• Any other matter that properly comes before the special meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of special meeting of stockholders.

Record Date	You are entitled to vote only if you were a Copart stockholder of record as of the close of business on the record date, October 3, 2022.

Meeting Admission	You are entitled to attend the special meeting only if you were a Copart stockholder as of the close of business on the record date or otherwise hold a valid proxy for the special meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you will need to provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting ownership on the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

A complete list of stockholders entitled to vote at the meeting will be available and open to examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting during normal business hours at our corporate headquarters.

Date of Distribution	This notice of our special meeting of stockholders and proxy statement are being made available on or about October 13, 2022 to all stockholders of record entitled to vote at the special meeting.

Voting	Your vote is very important. Whether or not you plan to attend the special meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Proxy Materials and Special Meeting” beginning on page 1 of the proxy statement.

IMPORTANT NOTICE REGARDING THE PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MONDAY, OCTOBER 31, 2022: The notice of special meeting and proxy statement are available by visiting www.edocumentview.com/SPECIALCPRT.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

(i)

COPART, INC.

Copart Tower

14185 Dallas Parkway, Suite 300

Dallas, Texas 75254

(972) 391-5000

PROXY STATEMENT

For the Special Meeting of Stockholders

To Be Held Monday, October 31, 2022

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

These proxy materials are furnished in connection with the solicitation by the Board of Directors of Copart, Inc. (“Copart” or the “Company”) of proxies to be voted at our special meeting of stockholders (the “Special Meeting”), which will take place on Monday, October 31, 2022 at 8:00 a.m., Central Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, and any postponements, adjournments or continuations thereof.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are intended to be inactive textual references only.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the proxy card or voting by telephone or over the Internet. We have designated our co-chief executive officers, A. Jayson Adair and Jeffrey Liaw, and our senior vice president, general counsel and secretary, Gregory R. DePasquale, and each of them, with full power of substitution and re-substitution, to serve as proxies for the Special Meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information. We use several abbreviations in this proxy statement. The term “proxy materials” means this proxy statement and notice of special meeting of stockholders, as well as the proxy card.

What items of business will be voted on at the Special Meeting?

The items of business scheduled to be voted on at the Special Meeting are as follows:

•

To approve an amendment and restatement of the Company’s Certificate of Incorporation to (i) increase the number of shares of the Company’s common stock, par value $0.0001 per share, authorized for issuance from 400,000,000 shares to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of the Company’s common stock in the form of a stock dividend, and (ii) make certain other changes as set forth in Appendix A attached to this proxy statement (the “Authorized Share Increase Proposal”); and

•	To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal.

We will also transact such other business that may properly come before the Special Meeting.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the Authorized Share Increase Proposal.

•	“FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal.

Who is entitled to vote at the Special Meeting?

Each share of our common stock issued and outstanding as of the close of business on October 3, 2022, the record date for our Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or other nominee. On the record date, we had 238,060,246 shares of common stock issued and outstanding.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you by Copart. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the Special Meeting. We have enclosed or sent a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Special Meeting?” and on your proxy card.

Beneficial Owner

Many of our stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the beneficial owner of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, trustee, or nominee. You are also invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

How can I contact Copart’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 282-1168, or by writing Computershare Trust Company, N.A., P.O. Box 505000, Louisville, Kentucky 40233-5000. You may also access instructions with respect to certain stockholder matters (e.g., lost share certificates, change of address) via the Internet at www.computershare.com/investor.

How can I attend the Special Meeting?

You are invited to attend the Special Meeting if you were a stockholder of record as of the close of business on the record date, October 3, 2022, you hold a valid proxy for the Special Meeting, or you are a beneficial owner as of the close of business on the record date, October 3, 2022. If you are a stockholder of record, meaning you hold shares directly in your name with Computershare Trust Company, N.A., please bring government-issued photo identification for entrance to the annual meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement reflecting stock ownership on the record date, October 3, 2022, together with government-issued photo identification.

If you do not comply with the procedures outlined above, you may not be admitted to the Special Meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the proxy card, or, if you vote by telephone or by Internet, by indicating your plans when prompted.

How can I vote my shares without attending the Special Meeting?

By Internet

You can vote via the Internet by following the instructions provided on your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available twenty-four hours a day until 1:00 a.m., Central Time, on Monday, October 31, 2022. If you vote by telephone or the Internet, you do not have to return your proxy or voting instruction card.

If you are a beneficial owner of shares, your broker, trustee, or nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, trustee or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your broker, trustee, or nominee.

By telephone

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

By mail

Please complete, sign, and date the proxy or voting instruction card and return it in the prepaid envelope at any time prior to the Special Meeting. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board of directors.

Can I change my vote or revoke my proxy?

Yes, you have the right to revoke your proxy at any time prior to the time your shares are voted. If you are the stockholder of record, you may revoke your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under the subheading “How can I vote my shares without attending the Special Meeting?” (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, Attn: Gregory R. DePasquale, prior to your shares being voted, or (iii) attending and voting at the Special Meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for a period of ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Central Time, at our corporate headquarters located at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, by contacting our corporate secretary.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Copart or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the Special Meeting?

A quorum is the minimum number of shares required to be present at the Special Meeting to properly hold a special meeting of stockholders and conduct business under our bylaws and Delaware law. The holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum at the Special Meeting. If there is no quorum, the chairman of the Special Meeting may adjourn the meeting to another place, if any, date, or time. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

•	FOR the Authorized Share Increase Proposal; and

•	FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Special Meeting and at any adjournment or postponement thereof. The board of directors knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this proxy statement.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee you must instruct the broker, trustee, or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Special Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. If you are a beneficial owner whose shares are held of record by a broker, trustee, or nominee, your broker, trustee, or nominee has discretionary voting authority to vote your shares on the Authorized Share Increase proposal (Proposal Number One) and the authorization of the adjournment of the Special Meeting, if necessary, proposal (Proposal Number Two), even if the broker has not received voting instructions from you.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Authorized Share Increase	Majority of the outstanding shares entitled to vote at the Special Meeting	Yes

Authorization of the adjournment of the Special Meeting, if necessary	Majority of the votes cast affirmatively or negatively	Yes

Approval of the Authorized Share Increase Proposal

The affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting is required to approve the Authorized Share Increase Proposal. You may vote “FOR”, “AGAINST” or “ABSTAIN” on this proposal. As a result, abstentions will have the effect of a vote “AGAINST” this proposal.

Authorization of the adjournment of the Special Meeting, if necessary

Under our bylaws, the votes cast “FOR” must exceed the votes cast “AGAINST” to approve the authorization of the adjournment of the Special Meeting, if necessary, proposal. Abstentions are not counted as votes “FOR” or “AGAINST” this proposal.

What happens if additional matters are presented at the Special Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, A. Jayson Adair, Jeffrey Liaw and Gregory R. DePasquale, or any of them, with full power of substitution and re-substitution, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who will count the votes?

A representative of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

What is the interest of the Company’s executive officers and directors in the proposals being voted upon?

None of our executive officers or directors or their associates has any substantial interest in any matter to be acted upon at the Special Meeting.

Who will bear the cost of soliciting votes for the Special Meeting?

We will bear the entire cost of soliciting proxies. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

We have retained Georgeson LLC (“Georgeson”) to assist in soliciting proxies. We anticipate that Georgeson will be paid fees of approximately $17,500, plus reimbursement of out-of-pocket expenses.

Who can help answer my questions?

If you need assistance completing your proxy card or have other questions regarding the Special Meeting, stockholders, banks and brokers can contact our proxy solicitor, Georgeson, by calling toll-free at (866) 775-2705.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What is “householding” and how does it affect me?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we deliver only one copy of the proxy statement to multiple stockholders who share the same address and have the same last name, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the proxy statement, you may write to or call our Investor Relations Department at Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254, telephone (972) 391-5000. Any such request should be made promptly in order to ensure timely delivery. Any stockholders of record who (i) share the same address and currently receive multiple copies of our proxy statement and (ii) wish to receive only one copy of these materials per household in the future may contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares beneficially in street name, please contact your bank, broker, or other holder of record to request information about householding.

PROPOSAL NUMBER ONE

APPROVAL OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

Proposal

Our board of directors has unanimously approved, adopted, declared advisable and recommended that our stockholders approve an amendment and restatement of our Certificate of Incorporation to increase our authorized number of shares of common stock from 400,000,000 to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of our common stock in the form of a stock dividend, to reflect our registered agent’s new address and to remove a non-substantive reference to Copart’s incorporator (the “Charter Amendment”). The following is a summary of the proposed Authorized Share Increase Proposal and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company as set forth in Appendix A, specifically Articles II and IV.A thereof (with additions shown as underlined and deletions shown as struck through) and Article XV thereof (which would be deleted in its entirety).

The primary purpose of the Charter Amendment is to facilitate a 2-for-1 split of our common stock in the form of a stock dividend (the “Stock Split”). We are currently authorized to issue two classes of stock, denominated as common stock and preferred stock, consisting of 400,000,000 shares of common stock, and 5,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). We have no shares of Preferred Stock outstanding. As of the close of business on October 3, 2022, of the 400,000,000 shares of common stock authorized for issuance,: (i) 238,060,246 shares were issued and outstanding, (ii) 6,557,904 shares were issuable pursuant to outstanding stock options and awards under the Company’s 2007 Equity Incentive Plan, as amended and restated, (iii) 14,355,764 shares are reserved for issuance under our equity incentive plans, and (iv) 1,100,449 shares are available for purchase under our Employee Stock Purchase Plan. Accordingly, as of the close of business on October 3, 2022, the Company had only 139,925,637 shares of common stock authorized but unissued or unreserved, which is insufficient to effectuate the Stock Split. Our board of directors has approved the Stock Split, subject to and contingent upon, among other things, stockholder approval of the Charter Amendment. The board of directors has approved a record date as of the close of business on October 6, 2022 for determining the stockholders of record entitled to receive the stock dividend and, if issued, a payment date for the stock dividend of November 3, 2022 or such later date as may be established by the board or directors or a committee thereof.

The additional common stock to be authorized by adoption of the Charter Amendment would have rights identical to the currently outstanding common stock. Except for shares reserved for issuance under existing equity compensation plans and shares that would be issued pursuant to the Stock Split, the board of directors has not approved any plans or proposals to issue any of the additional shares of our common stock that would become authorized for issuance if the Charter Amendment is approved (other than those to be issued in connection with the Stock Split). Adoption of the Charter Amendment and future issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share, if any, and voting rights of current holders of our common stock. If the Charter Amendment is adopted, it will become effective upon filing of an Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A with the Secretary of State of the State of Delaware.

We believe the Stock Split will help reset the market price of our common stock, which has increased by approximately 273% since our last stock split in April 2017, so that our employees will have more flexibility in managing their equity, which, in our view, may help maximize stockholder value. In addition, we believe the Stock Split will make our common stock more accessible to new retail stockholders.

The board of directors also believes the Charter Amendment is advisable and in the best interests of the Company and our stockholders because having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The newly authorized common stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets, and attraction and retention of employees through the issuance of additional securities under our equity incentive plans.

The additional shares of common stock that would become available for issuance if the Charter Amendment is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors. Although the Charter Amendment has been prompted by the Stock Split and not by the threat of any hostile takeover attempt (nor is the board of directors currently aware of any such attempts directed at the Company), stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the Record Date will be required to approve the Charter Amendment to effect the authorized share increase. As a result, abstentions will have the effect of a vote “AGAINST” this proposal.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that stockholders vote FOR the approval of Proposal 1.

* * * * *

PROPOSAL NUMBER TWO

AUTHORIZATION OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Proposal

If at the Special Meeting, the number of shares of the common stock present or represented and voting in favor of the Authorized Share Increase Proposal is insufficient to approve the proposal, our proxy holders may move to adjourn the Special Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of the Authorized Share Increase Proposal. In that event, you may be asked to vote only upon this adjournment proposal and not on any other proposals at such portion of the Special Meeting.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting and any adjournments or postponements thereof, if necessary, to solicit additional proxies in favor of the Authorized Share Increase Proposal, including the solicitation of proxies from stockholders that have previously submitted proxies representing votes against the proposal. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the Authorized Share Increase Proposal have been received, we could adjourn the Special Meeting without a vote on the Authorized Share Increase Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Authorized Share Increase Proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as, among other things, the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

The votes cast “FOR” must exceed the votes cast “AGAINST” to approve this proposal with respect to the authorization of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not counted as votes “FOR” or “AGAINST” and will not affect the outcome of this proposal.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that stockholders vote FOR the approval of Proposal 2.

* * * * *

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of the close of business on October 3, 2022 by (i) all persons known by us to be beneficial owners of 5% or more of our common stock; (ii) each of our current directors; (iii) any other named executive officers; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined based on SEC rules and includes shares held by the stockholder plus shares that may be acquired by the stockholder, including by option exercise, within sixty days of October 3, 2022. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding(2)
5% or more beneficial owners, executive officers and directors:
The Vanguard Group (3)	22,698,015	9.53%
BlackRock, Inc. (4)	19,448,565	8.17%
Willis J. Johnson (5)	15,884,398	6.67%
A. Jayson Adair (6)	8,903,691	3.74%
Matt Blunt (7)	76,250	*
Steven D. Cohan (8)	126,274	*
Daniel J. Englander (9)	459,988	*
Jeffrey Liaw (10)	258,417	*
James E. Meeks (11)	206,250	*
Thomas N. Tryforos (12)	555,989	*
Diane M. Morefield (13)	61,250	*
Stephen Fisher (14)	61,250	*
Cherylyn Harley LeBon (15)	25,000	*
Carl D. Sparks (16)	25,000	*
All directors and executive officers as a group (12 persons) (17)	26,643,757	11.19%

*	Represents less than 1% of our outstanding common stock.
(1)

Unless otherwise set forth in these footnotes, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., Copart Tower, 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

(2)	Based on 238,060,246 shares outstanding as of October 3, 2022.
(3)

Based solely on the most recently available Schedule 13G filed by The Vanguard Group with the SEC on February 15, 2022. The Vanguard Group reported sole voting power over 0 shares, shared voting power over 359,538 shares, sole dispositive power over 21,821,486 shares, and shared dispositive power over 876,529 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

Based solely on the most recently available Schedule 13G filed by BlackRock, Inc. with the SEC on February 1, 2022. BlackRock, Inc. reported sole voting power over 17,385,763 shares, shared voting power over 0 shares, sole dispositive power over 19,448,565 shares, and shared dispositive power over 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(5)

Includes 12,304,331 shares held by the Willis J. Johnson and Reba J. Johnson Revocable Trust U/A DTD 1/16/1997, for which Mr. Johnson and his wife are trustees, 1,500,000 shares held by the Reba Family Limited Partnership II, for which Mr. Johnson and his wife are the general partners, 886,916 shares held directly by Willis J. Johnson, 426,901 shares held by Willis and Reba’s Foundation, for which Mr. Johnson serves as President, and 400,000 shares held jointly by Willis J. Johnson and Reba J. Johnson. Also includes options to acquire 366,250 shares of common stock held by Mr. Johnson that are exercisable within sixty days after October 3, 2022.

(6)

Includes 5,227,235 shares held by the A. Jayson Adair and Tammi L. Adair Revocable Trust, for which Mr. Adair and his wife are trustees, 226,628 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family, for which Mr. Adair serves as trustee, 459,828 shares held by JTGJ Investments, LP, a Texas limited partnership, 2,000,000 shares held by JTGJ Investments II, LP, a Texas limited partnership, and 540,000 shares held by The Adair Foundation, for which Mr. Adair serves as President. Mr. Adair disclaims beneficial ownership of the shares held by JTGJ Investments, LP, JTGJ Investments II, LP, and The Adair Foundation, except to the extent of his pecuniary interest. Also includes options to acquire 450,000 shares of common stock held by Mr. Adair that are exercisable within sixty days after October 3, 2022.

(7)	Represents options to acquire 76,250 shares of common stock held by Mr. Blunt that are exercisable within sixty days after October 3, 2022.
(8)

Includes 24 shares held by the Cohan Revocable Trust U/A DTD 1/17/1996, for which Mr. Cohan serves as Trustee, and options to acquire 126,250 shares of common stock held by Mr. Cohan that are exercisable within sixty days after October 3, 2022.

(9)

Includes 88,838 shares held by Ursula Capital Partners, for which Mr. Englander is the sole general partner, and 4,900 shares held by trusts for the benefit of members of Mr. Englander’s immediate family. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 366,250 shares of common stock held by Mr. Englander that are exercisable within sixty days after October 3, 2022.

(10)	Includes 427 shares held directly and options to acquire 257,990 shares of common stock held by Mr. Liaw that are exercisable within sixty days after October 3, 2022.
(11)	Represents options to acquire 206,250 shares of common stock held by Mr. Meeks that are exercisable within sixty days after October 3, 2022.
(12)

Includes 109,739 shares held by Elias Charles & Co. LLC, of which Mr. Tryforos is a member. Mr. Tryforos disclaims beneficial ownership of the shares held by Elias Charles & Co. LLC except to the extent of his pecuniary interest. Also includes options to acquire 446,250 shares of common stock held by Mr. Tryforos that are exercisable within sixty days after October 3, 2022.

(13)	Represents options to acquire 61,250 shares of common stock held by Ms. Morefield that are exercisable within sixty days after October 3, 2022.
(14)	Represents options to acquire 61,250 shares of common stock held by Mr. Fisher that are exercisable within sixty days after October 3, 2022.
(15)	Represents options to acquire 25,000 shares of common stock held by Ms. LeBon that are exercisable within sixty days after October 3, 2022.
(16)	Represents options to acquire 25,000 shares of common stock held by Mr. Sparks that are exercisable within sixty days after October 3, 2022.
(17)	Includes 24,175,767 shares and options to acquire 2,467,990 shares of common stock held by all executive officers and directors as a group that are exercisable within sixty days after October 3, 2022.

OTHER MATTERS

Other Matters

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as our board of directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

Dated: October 13, 2022	For the Board of Directors
COPART, INC.

Gregory R. DePasquale,
Secretary

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: The Proxy Statement is available free of charge at www.edocumentview.com/SPECIALCPRT

Site of the Copart, Inc. Special Meeting

Directions to:	Copart Tower
14185 Dallas Parkway, Suite 300
Dallas, Texas 75254

From:	Dallas Fort Worth International Airport

Head towards the north exit

Take the ramp onto International Parkway (partial toll road)

Continue onto TX-121 N

Take the exit onto I-635 E

Take exit 22C to merge onto Dallas North Tollway N (partial toll road)

Take the exit toward Spring Valley Rd/Quorum Dr/Verde Valley Lane (toll road)

Merge onto Dallas Parkway

Turn left onto Spring Valley Road

Turn left onto Dallas Parkway

Destination will be on the right

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

COPART, INC.

(As amended ~~December 2, 2015~~[_________], 2022)

ARTICLE I

The name of the corporation is Copart, Inc.

ARTICLE II

The address of the corporation’s registered office in the State of Delaware is ~~2711 Centerville Road, Suite 400~~ 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware, 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

A.    Authorized Shares. The total number of shares of stock that the corporation shall have authority to issue is ~~405,000,000~~ 1,605,000,000, consisting of the following:

i.    Common Stock. ~~400,000,000~~ 1,600,000,000 shares of Common Stock, par value $0.0001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation (as defined herein) relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock).

ii.    Blank Check Preferred Stock. 5,000,000 shares of Preferred Stock, par value $0.0001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being referred to herein as a “Preferred Stock Designation”). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

B.    Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

A.    Board Size. The number of directors that constitutes the entire Board of Directors of the corporation shall be fixed by, or in the manner provided in, the Bylaws of the corporation. At each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

B.    Vacancies. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal.

ARTICLE VI

Except as otherwise provided in the Bylaws, the Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the voting power of the outstanding shares entitled to vote generally in the election of directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

ARTICLE VIII

A.    Stockholder Action by Written Consent. Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of record on the record date (established in the manner provided in Paragraph B of this Article VIII) of outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors.

B.    Record Date. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the attention of the Secretary of the corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Paragraph B of Article VIII). If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

~~ARTICLE IX~~

~~Reserved.~~

ARTICLE IX

Special meetings of the stockholders may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships), the chairman of the Board of Directors, or the chief executive officer, and special meetings may not be called by any other person or persons; provided, however, that special meetings of the stockholders of the corporation shall be called by the secretary of the corporation following his or her receipt at the principal executive offices of the corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the holder or holders of record of at least ten percent (10%) of the total voting power of all issued and outstanding shares of capital stock of the corporation entitled to vote generally in the election of the Board of Directors (the “Requisite Percentage”); provided, further, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by the Bylaws. Special meetings of the stockholders of the corporation (including those called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage) shall be held on such date, at such time, and at such place, if any, as shall be designated by the Board of Directors and stated in the corporation’s notice of meeting. In the case of a special meeting called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage, the date of such special meeting, as fixed by the Board of Directors in accordance with this Article IX and the Bylaws, shall not be fewer than thirty (30) days nor more than ninety (90) days (the “Outside Date”) after the date a demand or demands by stockholders holding the Requisite Percentage have been received by the secretary of the corporation at the principal executive offices of the corporation in accordance with this Article IX and the Bylaws. To be in proper form, a demand or demands from stockholders holding the Requisite Percentage shall include the information, documents and instruments specified in the Bylaws. The Board of Directors may postpone or reschedule any previously scheduled special meeting; provided, however, that the Board of Directors may not reschedule a special meeting called in response to a written demand or demands to call such meeting received by the secretary from stockholders holding the Requisite Percentage nor may the Board of Directors postpone such meeting beyond the Outside Date.

ARTICLE X~~I~~

A.    Director Exculpation. To the fullest extent permitted by the DGCL, as it presently exists, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.    Permissive Indemnification. The corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or his or her intestate is or was a director, officer, employee or agent of the corporation or any predecessor of the corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the corporation or any predecessor to the corporation.

C.    Vested Rights. Neither any amendment nor repeal of this Article X~~I~~, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the corporation inconsistent with this Article X~~I~~, shall eliminate or reduce the effect of this Article X~~I~~ in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article X~~I~~, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XI~~I~~

Except as provided in Article X~~I~~ above, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XII~~I~~

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the corporation, (B) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (C) any action or proceeding asserting a claim arising pursuant to any provision of the DGCL or the corporation’s Certificate of Incorporation or Bylaws, or (D) any action or proceeding asserting a claim governed by the internal affairs doctrine.

ARTICLE XIII~~V~~

Pursuant to Section 203(b)(1) of the DGCL, the corporation shall not be governed by the provisions of Section 203 of the DGCL.

~~ARTICLE XV~~

~~The name and mailing address of the incorporator are as follows:~~

~~Paul A. Styer~~

~~c/o Copart, Inc.~~

~~4665 Business Center Drive~~

~~Fairfield, California 94534~~

~~I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this 6th day of January, 2012.~~

~~/s/Paul A. Styer~~
~~Paul A. Styer Incorporator~~

Copart
Vote
ENDORSEMENT LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 1:00 a.m., Central Time, on Monday, October 31, 2022.
Online
Go to www.investorvote.com/SPECIALCPRT or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SPECIALCPRT
Special Meeting Proxy Card
1234 5678 9012 345
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2
For Against Abstain
To approve an amendment and restatement of the Copart, Inc.’s Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 400,000,000 shares to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of the Company’s common stock in the form of a stock dividend (the “Authorized Share Increase Proposal”)
To authorize the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal
For Against Abstain
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 U P X 5 5 4 4 6 8
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
03PADA

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Special Report are available at: www.edocumentview.com/SPECIALCPRT
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SPECIALCPRT
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Copart, Inc.
Proxy for 2022 Special Meeting of Stockholders October 31, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC.
The undersigned stockholder of Copart, Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the notice of the 2022 Special Meeting of Stockholders to be held on October 31, 2022 and the proxy statement, and appoints A. Jayson Adair, Jeffrey Liaw and Gregory R. DePasquale or any of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2022 Special Meeting of Stockholders of the Company to be held on Monday, October 31, 2022 at 8:00 a.m., Central Time, at 14185 Dallas Parkway, Suite 300, Dallas, TX 75254, and any postponement or adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.
For the proposals on the reverse side, the board of directors recommends that you vote “FOR” Proposals 1 and 2. This Proxy, when properly executed, will be voted as specified on the reverse side.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSAL LISTED IN ITEM 1 AND “FOR” THE PROPOSAL LISTED IN ITEM 2; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE
SEE REVERSE SIDE
C Non-Voting Items
Change of Address — Please print new address below.
Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.

Copart vote
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Special Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2
1. To approve an amendment and restatement of the Copart, Inc.’s Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 400,000,000 shares to 1,600,000,000 shares, primarily to facilitate a 2-for-1 split of the Company’s common stock in the form of a stock dividend (the “Authorized Share Increase Proposal”)
For Against Abstain For Against Abstain
3. To authorize the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Share Increase Proposal
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1 U P X 5 5 4 4 6 8
03PAEA

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Special Report are available at: www.edocumentview.com/SPECIALCPRT
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Copart, Inc.
Proxy for 2022 Special Meeting of Stockholders October 31, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC.
The undersigned stockholder of Copart, Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the notice of the 2022 Special Meeting of Stockholders to be held on October 31, 2022 and the proxy statement, and appoints A. Jayson Adair, Jeffrey Liaw and Gregory R. DePasquale or any of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2022 Special Meeting of Stockholders of the Company to be held on Monday, October 31, 2022 at 8:00 a.m., Central Time, at 14185 Dallas Parkway, Suite 300, Dallas, TX 75254, and any postponement or adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.
For the proposals on the reverse side, the board of directors recommends that you vote “FOR” Proposals 1 and 2. This Proxy, when properly executed, will be voted as specified on the reverse side.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSAL LISTED IN ITEM 1 AND “FOR” THE PROPOSAL LISTED IN ITEM 2; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE
SEE REVERSE SIDE